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                                                                   EXHIBIT 10.21





                              ASSIGNMENT AGREEMENT


        ASSIGNMENT AGREEMENT, dated as of December 31, 1998 (this "AGREEMENT"), by and between Nextera Funding, Inc. ("ASSIGNOR") and Knowledge Universe, Inc. ("ASSIGNEE").


                              W I T N E S S E T H :

        WHEREAS, Assignor is party to the Securities Purchase Agreement, dated as of August 31, 1998, (as it may be from time to time amended, supplemented or otherwise modified, the "PURCHASE AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and between Nextera Enterprises, L.L.C. and Nextera Funding, Inc.; and

        WHEREAS, Assignor desires to sell and assign to Assignee, and Assignee desires to purchase and assume from Assignor, certain rights and obligations of Assignor under the Purchase Agreement.

        NOW, THEREFORE, in consideration of the agreements and covenants herein contained, the parties hereto agree as follows:


SECTION 1. ASSIGNMENT AND ASSUMPTION

        Subject to the terms and conditions hereof, as of the date hereof, Assignor sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee purchases and assumes from Assignor, the dollar amount of the Commitment specified on Schedule I in all of the rights and obligations with respect to the commitments specified in Section 2.1 of the Purchase Agreement and the other Financing Documents (the "ASSIGNED SHARE"). In consideration of such assignment, Assignee hereby agrees either to pay to Assignor or fund directly to Nextera Enterprises, Inc. on the date hereof the principal amount of any outstanding commitments included within the Assigned Share (such principal amount referred to herein as the "PURCHASE PRICE"), such payment to be made by wire transfer of immediately available funds. Upon the date hereof: (a) the Assignee shall have the rights and obligations of a "Holder" to the extent of the Assigned Share and shall thereafter be a party to the Purchase Agreement and a "Holder" for all purposes of the Financing Documents; Assignor shall, to the extent of the Assigned Share, relinquish its rights and be released from its obligations under the Purchase Agreement. It is understood and agreed that Purchaser shall constitute the "Majority Holder" for all purposes of the Purchase Agreement and the Financing Documents.



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SECTION  2. CONDITIONS TO EFFECTIVENESS

        Notwithstanding anything herein to the contrary, this Assignment Agreement shall not be deemed to be effective until each of the following conditions are satisfied, as determined in the reasonable judgment of the
Assignor: (I) the execution of a counterpart hereof by each of Assignor and Assignee; (II) the payment of the Purchase Price; (III) Assignor shall have received originally executed copies of one or more favorable opinions of counsel for Assignee, in form and substance satisfactory to Assignor, dated as of the date hereof with respect to, among other things, the enforceability, validity and binding effect of this Assignment Agreement.


SECTION 3. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS

        (a) Assignor represents and warrants to Assignee that Assignor is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

        (b) Assignee represents and warrants to Assignor that it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Notes within the meaning of the Securities Act or the Exchange Act or other federal securities laws; it has received, reviewed and approved a copy of the Purchase Agreement (including all Exhibits and Schedules thereto); and it has received from Assignor such financial information regarding Company and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the Initial Takedown or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

        (c) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability






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may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

        (d) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Financing Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of Company or any of its Subsidiaries to Assignor or Assignee in connection with the Financing Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Financing Documents or as to the use of the proceeds of the Notes or as to the existence or possible existence of any Event of Default or Default.


SECTION 4. MISCELLANEOUS

        Assignor and Assignee each agrees from time to time, upon request of such other party, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 9.1 of the Purchase Agreement, and all for purposes thereof, the notice address of Assignee shall be the address as set forth on Schedule I. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.





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        THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


































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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the Effective Date by their respective officers thereunto duly authorized.


                                            KNOWLEDGE UNIVERSE, INC.



                                            By:  /s/ Stanley E. Maron
                                                -------------------------------
                                                 Name: Stanley E. Maron
                                                 Title: Secretary


                                            NEXTERA FUNDING, INC.



                                            By: /s/ Cameron Fleming
                                                -------------------------------
                                                 Name:  Cameron Fleming
                                                 Title: Vice President























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                                  SCHEDULE I TO
                              ASSIGNMENT AGREEMENT



1.  Assigned Share: $37,500,000

2.  Assignee Notice Instructions:


        Knowledge Universe, L.L.C.
        844 Moraga Drive
        Los Angeles, California 90049

        Attention: Stanley Maron






























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